UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2009

Jamaica Jim, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-148042	26-2342913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Irvine Center Drive, Suite 400
Irvine, California 92618
(Address of Principal Executive Office) (Zip Code)

(949) 309-3099
 (Registrant’s telephone number, including area code)

360 Main Street
Washington, VA 22747
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "Company" or “myContactCard” refer to myContactCard, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

This current report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to these agreements, all of which are incorporated herein by reference.

EXPLANATORY NOTE

Prior to June 8, 2009, we were known as Jamaica Jim, Inc., a Nevada corporation ("JJIM"), a shell company as defined in Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”). On June 8, 2009, JJIM closed the acquisition of myContactCard, Inc., a privately held Nevada corporation ("MCC"), pursuant to an agreement and plan of merger, dated as of April 20, 2009 (the "Merger Agreement") and disclosed by JJIM on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) on April 23, 2009, by and among JJIM, MCC and a merger subsidiary of JJIM ("Merger Sub"), providing for the merger of Merger Sub and MCC, with the Merger Sub renamed MCCard, Inc. being the surviving corporation as our wholly-owned subsidiary (the "Merger"). As soon as practicable, JJIM will change our name to myContactCard, Inc. ("Company").  The Company has begun operating MCC’s business of selling customized email signatures as of the date of the Merger.

Effective upon the closing of the Merger, JJIM had 2,005,000 shares of common stock issued and outstanding. As part of the Merger, the Company issued 9,792,999 shares of our common stock to the former stockholders of MCC in exchange for all of the issued and outstanding shares of common stock of MCC.  Following the Merger, there were 11,797,999 shares of Company common stock outstanding, of which the pre-Merger stockholders of JJIM owned approximately 17% and the pre-Merger stockholders of MCC owned approximately 83%. As a result, MCC has been treated as the acquiring company for accounting purposes. The Merger has been accounted for as a reverse acquisition in accordance with generally accepted accounting principles in the United States of America, or "U.S. GAAP." Reported results of operations of the combined group issued after completion of the transaction will reflect MCC's operations.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

As part of the Merger, we issued 9,792,999 shares of our common stock to the former stockholders of MCC in exchange for all of the issued and outstanding shares of common stock of MCC.  As a result of the Merger, the former stockholders of MCC became holders of Company common stock.  This transaction did not involve a public offering, and we believe that it was exempt from the registration requirements of the Securities Act of 1933 (“Securities Act”) by virtue of Section 4(2) of the Securities Act and Rule 506 of Regulation D as promulgated by the SEC.

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

In connection with the Merger on June 8, 2009, we dismissed the prior accounting firm of JJIM, Moore & Associates, as our principal accountants.

The reports of Moore & Associates on the financial statements for JJIM’s fiscal years ended September 30, 2008 and 2007 did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Company's ability to continue as a going concern. In connection with the audits of JJIM’s fiscal years ended September 30, 2008 and 2007, and the subsequent interim period through June 8, 2009, regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues. There were no matters that were either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K). During JJIM's two most recent completed fiscal years, and interim period through June 8, 2009, there were no "reportable events" as such term is described in Item 304(a)(1)(iv) of Regulation S-K with Moore & Associates.

On June 8, 2009, MCC engaged the accounting firm of dbbmckennon as our independent registered public accounting firm.

The Company has not consulted with dbbmckennon for the fiscal years ending September 30, 2008 and 2007, and the subsequent interim period through June 8, 2009 regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues. There were no matters that were either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company provided Moore & Associates with a copy of this Current Report on Form 8-K, and requested that the they furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the disclosure contained in this report, or, if not, stating the respects in which it does not agree. The Company has received the requested letter from them, and a copy of their letter is filed as Exhibit 16.1 herein.

The Board of Directors approved the change in principal accountants discussed above.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

The following is the Company information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act as required by Item 5.01(a)(8) of Form 8-K:

1. Business.

JJIM incorporated in Nevada on January 26, 2007.  MCC incorporated in Nevada in April 2008.  As discussed above, after the Merger, the Company operates as myContactCard, Inc., a Nevada corporation.  We maintain Internet websites at www.mycontactcard.com and www.mosaiccrm.com.  These websites, and the information contained therein, are not a part of this Form 8-K.

Products of the Company

Email Signatures

The Company provides a web-based subscription email signature service applicable to over 1.2 billion email users and compliments the over 5 billion websites in use today.  Email as a communication tool, second only to telephone volume, has not evolved with any significant technology or form that improves how it functions.  Our products revolutionize how people communicate using their everyday email  by moving plain emails with little impact to fully enhanced, rich-media 'microsites'.  Our products fuse all of the functionality commonly found in websites and adapts these features directly into the subscribers email to improve how they communicate and network via email.

Our innovative technology eliminates the need for any specialized technology staff or web expertise. Our product line up consists of five primary categories each designed to appeal to a broad market audience:

•	CauseMail™ for Non-Profits
•	BuzzMail™ for Music, Artists and Sports
•	Premium Business & Personal Packages
•	Enterprise Multi-User Programs
•	Microsite Card Programs for Premium & Enterprise

By adding myContactCard's signature cards, our subscribers email is automatically adapted to include downloadable files, links, videos, music, photos, digital documents, search tools and other clickable applications and are delivered easily, securely, and without increasing email size.

Our products do not change a user's current email system, just how they use it.  Subscribers select their signature from templates provided on the myContactCard website, personalize these and instantly download the file to their computer.  The Company maintains servers to host the signature card and any digital asset associated with it.  Social networks, websites, email marketing and search advertising are among the hottest growth sectors in the market today.  Our products are positioned in the midst of these explosive markets.  The online marketing world is measured in the number of clicks, impressions and conversions and nothing exemplifies this better than the viral power that our products embody.

myContactcard provides a dual approach for use by Organizations and Advertisers as a preferred business strategy. Both recognize value in the viral capabilities and specific exposure to profiled companies, organizations and their contact recipients. For example, just 100 subscribers, sending the 'corporate' average volume of 60 emails a day, annually produces over 1.5 million graphic impressions. 1000 CauseMail™ users have the potential to touch recipients with 15 million opportunities to participate.

Our inherent 'click view thru' value and competitive fixed cost pricing will challenge any paid search advertising competitor.  Everyday email is the lowest to no cost vehicle where significant impact, branding, messaging and website optimization provided by myContactCard products and at an attractive cost to meet most anyone's budget. We employ market sensitive pricing models. Each provides a large degree of flexibility and is configured either as a recurring subscription fee, click conversion, advertiser/sponsor revenues, or subscription revenue sharing options. Profile pricing is based on the 'functionality' of the product, obtaining higher revenues for more features.

Product development began in early 2007 and continued through the end of 2008 with various beta models deployed to sample audiences.

CRM Software

Mosaic CRM is a feature rich enterprise grade CRM program available as a hosted, web-based system. Mosaic CRM is also accessible by popular hand held mobile devices such as BlackBerry and IPhone. Mosaic CRM provides a comprehensive sales management and customer support system applicable to multi-user organizations and has been deployed with Fortune 100 corporations. Available as a private label solution, myContactCard will further enhance the program for its reseller and affiliate partners with individual user and small group versions myContactCard will also rely on this program as a basis of future business networking-social media platforms.

Product Distribution

MyContactCard products and services are sold through a variety of channels including our direct sales group, social network sites (MySpace, Facebook, Twitter) and in conjunction with resellers, affinity partners and large sales networks.  Each product category requires different sales strategies and direct sales and online methods. myContactCard is sold to six distinct markets: individual personal and business users, cause-related supporters and organizations, music and entertainment artists and fans, small business organizations and large, multi-user/global/ governmental organizations.

Competition

Our competition includes StationaryCentral.com, Selfkey - Always Current Business Card, eBrandit.com, Emailideas.com, OnLetterhead.com, and IncrediMail.com.

Intellectual Property

MCC owns the U.S. trademarks for CAUSEMAIL, SEND THE WHOLE STORY, WHAT MOVES YOU, REVEAL YOUR PASSION, BUZZMAIL, and MYCONTACTCARD, all in the appropriate categories for its business.

MCC owns the proprietary software for its email signature products, and the proprietary softwares Mosiac CRM and SalesWare CRM.

Research and Development Costs

In the fiscal year ended March 31, 2009, the Company spent $262,692 on research and development for its product lines.

Our programming model for our email signature products is a web-based Application Service Provider, or ASP, allowing secure access from any internet connection in the world. What this means to users is that we host their files and data, so there’s no software, servers or other support needs for the user to buy or manage for their email or network system.  A key feature of our programming is dynamic updating functions that allow our clients to update any interface at any time and often as they want with a single click.

We developed this online Enterprise and Group Management product to  allow users acquire and manage unlimited number of users, interfaces and distribution variations as needed  and be able to automatically distribute these to specific users, channels and vertical markets.

With a plan to capture a share of the over 6 billion websites, we developed the world’s only ‘Microsite Package’. In one single step, our users can create their personal or business contact card and a fully functional website.

The program development includes sophisticated Program Administration that eliminates the need for any specialized client-side technology staff or expertise. This module allows users to manage multi-level group hierarchy and product distribution, update products and users, track use and click through results.

Additionally, we developed its proprietary Reseller and Affinity management systems to track sales and distribution of its products by independent third parties.

Our website development is a sophisticated, on ongoing project where it deploys products, user tools, user support and other functions necessary for uploading, illustration and distribution of its products and services. Our product interfaces are designed by Company personnel and contractors and we have created over one thousand templates suitable for personal and business applications.

Employees

The Company has one full time employee Bill Noonan, President, and utilizes a number of independent contractors  to fulfill the remainder of the Company’s operational needs.

1A. Risk Factors.

Not applicable due to the Company’s status as a “smaller reporting company” as defined by the SEC.

2. Financial Information.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis should be read in conjunction with our financial statements and related notes included elsewhere in this report. This discussion contains forward-looking statements that involve risks, uncertainties and assumptions. Our actual results could differ materially from those anticipated in these forward-looking statements.

Our business model is to earn revenue primarily from subscriptions generated from monthly subscriptions for email signature services. As a promotional tool, we have given way access to certain email signatures for free.  As of June 8, 2009, we have generated 5000 free users and have not yet begun selling our products to paying subscribers.  Our revenues are not sufficient to cover our operating costs and expenses.  We are in the early phases of revenue generating activities and we intend to continue marketing our product more aggressively upon the implementation of business arrangements we’ve recently entered into with marketing partners and the completion of additional debt or equity financing.

Historically, we have relied upon private equity financings as our primary source of cash and we continue to rely on these financings to meet our working capital needs.  As of March 31, 2009 we have raised an aggregate of $804,923.  We plan to use the proceeds of the most recent offerings and future offerings for marketing of our product, increasing revenue generating activities and for general working capital purposes.  In addition to the above financings, we plan to continue to raise capital by sales of additional private placement equity or debt offerings during 2009, although we have no assurance that such financings will be completed.

During the fourth quarter of 2008, we launched a strategic marketing partnership with AIT for the resale of our email signature card products .  AIT is one of America’s leading web hosting companies servicing over 210,000 enterprise businesses. They provide their customers with related internet services such as email platforms, shopping carts and ecommerce tools, and now look to MCC products to add to their product portfolio offerings to their hosted clients.  It is our expectation that the growth from this strategic marketing partnership may assist us in becoming less reliant upon sourcing cash from debt and equity financings;, however, we have no assurance that such growth shall continue.

Going Concern

We have not established sufficient sources of revenue to cover our operating costs and, as such, we have incurred operating losses since inception. Further, as of March 31, 2009, our cash resources were insufficient to meet our current working capital needs and on-going business plan. These and other factors raise substantial doubt about our ability to continue as a going concern. The report of the independent registered public accounting firm accompanying our financial statements for the period ending March 31, 2009, as filed with this report, contains an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern because of our operating losses and our need for additional capital.  Such doubt could make it more difficult for us to raise additional capital and may materially and adversely affect the terms of any financing that we may obtain. The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of us to continue as a going concern.

Results of Operations

RESULTS OF OPERATIONS FOR THE PERIOD FROM APRIL 2, 2008 (INCEPTION) THROUGHT MARCH  31, 2009.

The following table summarizes the results of continuing operations and balance sheet amounts of the Company:

INCOME STATEMENT DATA
Revenue	$30,347
Operating expenses	$1,294,632
Loss from operations	$(1,264,285)
Net loss	$(1,324,718)

BALANCE SHEET DATA
Total assets	$84,906
Total liabilities	$830,225
Stockholders' deficit	$(746,129)

REVENUES
Revenues

During the period of inception through March 31, 2009, the Company generated very little revenue from its CRM subscriptions and no revenues from its email digital signature application.  The Company anticipates increasing its revenue during the next fiscal year from enhancing and improving its marketing efforts. During the fourth quarter of 2008, the Company launched a strategic marketing partnership with AIT for the resale of our products.  It is the Company’s expectation that the growth from this strategic marketing partnership may assist them in becoming less reliant upon sourcing cash from debt and equity financings, however, there is no assurance that such growth shall continue.

TOTAL OPERATING EXPENSES
Total Operating Expenses	$1,294,632

Total operating expenses include management and administrative personnel costs (including non-cash stock-based compensation), product design costs, lease termination expense, accounting fees, legal expense, information systems expense, and product marketing and sales expense.

LIQUIDITY AND CAPITAL RESOURCES

The accompanying statements have been prepared on a going-concern basis, which contemplates the realization of assets and satisfaction of liabilities and other commitments in the normal course of business. The report of our independent registered accounting firm contains an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern as a result of recurring losses and negative cash flows. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that may be necessary if we are unable to continue as a going concern.

The Company’s principal sources of liquidity consist of cash and cash equivalents, cash generated from product sales and the issuance of equity securities. In addition to funding operations, the Company’s principal short-term and long-term liquidity needs have been, and are expected to be continued development costs, salaries and wages, sales and marketing costs, the debt service requirements of its notes payable,  and  general corporate expenses.  As of March 31, 2009, the Company had cash and cash equivalents of $314, accounts payable of $131,717, accrued liabilities of $352,276 and notes payable outstanding of $346,232.

The Company believes that cash expected to be generated from the issuance of equity securities will be sufficient to fund its operations and other financing requirements through September 30, 2009. The Company is currently in the process of raising additional funds through selling additional shares of its common stock.  In order to continue its operations the Company may seek to obtain additional debt or equity financing.  It may also need to obtain additional debt or equity financing if it experiences downturns or cyclical fluctuations in its business that are more severe or longer than anticipated, or if the Company fails to achieve anticipated revenue, experiences significant increases in the costs associated with products sales, or if it engages in additional strategic transactions.  The Company cannot provide assurance that such financing will be available to it on favorable terms, or at all.  If, after utilizing the existing sources of capital available to the Company, further capital needs are identified and the Company is not successful in obtaining the financing, it may be forced to curtail its existing or planned future operations.  There can be no assurance that the revenue from the sale of the plant will be sufficient for the Company to achieve profitability in its operations.

For the period of Inception through March 31, 2009, the Company funded operations primarily through sales of its common stock to investors in the amount of $804,923.

OPERATING ACTIVITIES

Operating cash flows used during the period of inception through March 31, 2009, amounted to $656,389.  The primary use of operating cash was to pay salaries and wages, professional fees and development costs.  This was the result of a net loss of $1,324,718 offset by non-cash and non-operating items (depreciation, amortization of intangible assets, stock-based compensation and interest expense) totaling $184,336 and net changes in current assets and liabilities of $483,993.

INVESTING ACTIVITIES

Cash flows used in investing during the period of inception through March 31, 2009 were to purchase furniture and office equipment and for the acquisition of a trademark.

FINANCING ACTIVITIES

Financing cash flows during the period of inception through March 31, 2009, amounted to $775,654 and consisted of, net proceeds from sales of its common stock to investors of $779,422, a loan from a related party of $19,000 offset by payments on notes payable of $22,768.

Off-Balance Sheet Arrangements

As of June 8, 2009, we had no off-balance sheet arrangements.

Critical Accounting Policies and Estimates

We prepare our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (US GAAP). The preparation of these financial statements requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Our management periodically evaluates the estimates and judgments made. Management bases its estimates and judgments on historical experience and on various factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates as a result of different assumptions or conditions.

The methods, estimates, and judgment we use in applying our most critical accounting policies have significant impact on the results we report in our financial statements. The SEC has defined "critical accounting policies" as those accounting policies that are most important to the portrayal of our financial condition and results, and require us to make our most difficult and subjective judgments, often as a result of the need to make estimates of matters that are inherently uncertain. Based upon this definition, our most critical estimates are described below under the heading "Revenue Recognition." We also have other key accounting estimates and policies, but we believe that these other policies either do not generally require us to make estimates and judgments that are as difficult or as subjective, or it is less likely that they would have a material impact on our reported results of operations for a given period. For additional information see Note 1, "Summary of Organization and Significant Accounting Policies" in the notes to our audited financial statements appearing in our annual report on Form 10-KSB. Although we believe that our estimates and assumptions are reasonable, they are based upon information presently available, and actual results may differ significantly from these estimates.

Recently Issued Accounting Standards

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (“SFAS 141(R)”), which replaces FAS 141. SFAS 141(R) establishes principles and requirements for how an acquirer in a business combination recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any controlling interest; recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141(R) is to be applied prospectively to business combinations.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. SFAS No. 162 identifies the sources of accounting principles and provides entities with a framework for selecting the principles used in preparation of financial statements that are presented in conformity with GAAP. The current GAAP hierarchy has been criticized because it is directed to the auditor rather than the entity, it is complex, and it ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as FASB Statements of Financial Accounting Standards, below industry practices that are widely recognized as generally accepted but that are not subject to due process. The Board believes the GAAP hierarchy should be directed to entities because it is the entity (not its auditors) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. SFAS 162 is effective 60 days following the SECs approval of PCAOB Auditing Standard No. 6, Evaluating Consistency of Financial Statements (AS/6). The adoption of SFAS 162 is not expected to have a material impact on the Company’s financial position.

3. Properties.

The Company currently maintains a headquarter office address at utilizes office space at 8001 Irvine Center Drive, Suite 400, Irvine, California 92618, but all employees and consultants maintain virtual offices.

4. Security Ownership of Certain Beneficial Owners and Management.

The following table set forth information regarding the beneficial ownership of our common stock after consummation of the Merger, except as noted in the footnotes below, by:

•	each person known to be the beneficial owner of 5% or more of our outstanding common stock;
•	each of our executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and is calculated based on 11,739,999 shares of our common stock issued and outstanding as of June 8, 2009. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, as appropriate, or will become exercisable within 60 days of the reporting date are deemed outstanding, even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name. The address of each stockholder is listed in the table.

NAME AND ADDRESS OF BENEFICIAL OWNER	BENEFICIALLY OWNED	PERCENT OF CLASS

Bill Noonan, President and Director (1) 8001 Irvine Center Drive, Suite 400 Irvine, California 92618	4,776,200	40.7
Leon Shwetz, Director (2) 1700 W Horizon Ridge Parkway, Suite 201 Henderson, NV 89012	556,800	4.7
William R. Noonan and Elizabeth J. Noonan Irrevocable Trust (3) 8001 Irvine Center Drive, Suite 400 Irvine, California 92618	2,000,000	17.0
All executive officers and directors as a group		45.4

(1)           Of these shares, Mr. Noonan beneficially owns 90,000 as an individual, 3,751,200 as community property with his wife Elizabeth J. Noonan, and controls 935,000 share owned by his wife.
(2)           Of these shares, Mr. Shwetz owns 326,800 individually and controls the remaining 230,000 owned by InterContinental Management of Nevada LLC as its president and member.
(3)           The trustees of this shareholder are John Graham and Robin L. Noonan, daughter of Bill Noonan.

5. Directors and Executive Officers.

The following persons are our executive officers and directors, and hold the offices set forth opposite their names:

NAME	AGE	POSITION	DIRECTOR SINCE

Bill Noonan	56	President and Director	2008
Leon Shwetz	60	Director	2008

All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal.

Bill Noonan is our founder, Director and President since incorporation in 2008.  Mr. Noonan has 35 years as a sales and marketing specialist in selling systems and processes for the insurance, finance, telecommunications , automotive and real estate fields. For the past ten years Bill developed and managed web-based enterprise level CRM systems to Fortune 500 Corporations and internet marketing systems as CEO of SalesWare CRM (2002- present) and as the founder and developer of the myContactCard email programs (2008 – present).

Leon Shwetz is our Director since 2008.  Mr. Shwetz has over 40 years of international business experience and is the owner and founder of several successful companies in the environmental products field, and heavy construction/engineering services in the oil and gas field arenas. Mr. Shwetz is currently President of Apcan Distribution, LLC (2005-present), CEO of Intercontinental Management of Nevada LLC (2006 – present), and President of Shipp Distribution (2008 – present).

KEY CONSULTANT PERSONNEL

Steve Hall,  27– Director of Online Marketing.  Mr. Hall is a marketing professional specializing in social media and online marketing.  He began his marketing career at Capital Records (2003-2005), and subsequently was the Senior Marketing Coordinator of MySpace.com (2006-2007).  Mr. Hall began working with myContactCard in 2008.  He holds a BA in Entrepreneurship from Central Michigan University in 2004

Sam Malapas III,  25 – Director of Web Development.  Mr. Malapas is one of our original team members and has a background as a senior web designer and developer that spans over seven years of innovative internet solution earning him an industry reputation for his portfolio in the automotive industry. Prior to joining us in 2008, he was a Senior Web/Graphic Designer for Si Mel Solutions (2005-06) and an interactive website applications as web designer with AnyData (2007-2008).  He holds a BA in International Studies from University of California Irvine in 2006.

Steve Dockins, 57 – Director of Programming.  Mr. Dockin’s has a background in business management systems and process logistics with Harbour Group Management Corp. and Profit Systems, Inc., and then subsequently developed tax oriented software and online solutions as CEO of Second Check, LLC (2004-2008) before joining myContactCard in 2008.

Robin Noonan 26 – Director of Finance and Administration. Ms. Noonan has a diverse background in accounting and finance, including working for Eldon Blasco, Inc. (2003-2008), and having been involved with several successful start up organizations, including Odyssey 2020 (2006-2007) and as Operations Manager for a major commercial real estate investment firm, The Murrel Company (2007-2009).  She holds a Bachelor of Science from University of California Irvine in 2005

Mike Voss 36 - Director of Sports Marketing.  Mr. Voss has a fifteen year background in sports management. He owned and operated a successful fitness training business (2004-2005 Four Seasons Client Services) and as President of The Cage (2005-2008) before returning to the professional world of sports marketing for us in 2008.  He holds an AA in Communications from SSCC in 1997.

Richard S. Lambert  - Chief Financial Officer.  Mr. Lambright has been in the accounting profession since 1989. He has held a number of leadership positions as a financial executive in a variety of industries and as President of One Eighty Business Solutions (2004-present).  He has had success throughout his career with companies such as BMK, Gucci, Amway and DS-Max. He has knowledge and expertise in retail, distribution, international operations, and automotive repair, manufacturing, nonprofit and healthcare.  He holds a Bachelors degree in Business Administration from the University of California at Fullerton and has been a Certified Public Accountant since 1990.

FAMILY RELATIONSHIPS

Robin Noonan, a key consultant in the role of Company Director of Finance and Administration is the daughter of our President and Director Bill Noonan.

Mike Voss, a key consultant in the role of Company director of Sports Marketing is the son-in-law of our President and Director Bill Noonan.

Other than that, there are no family relationships among the individuals comprising our board of directors, management and other key personnel.

BOARD COMMITTEES

The Board intends to appoint such persons and form such committees as are required to meet the corporate governance requirements imposed by the national securities exchanges. Therefore, we intend that a majority of our directors will eventually be independent directors and at least one director will qualify as an "audit committee financial expert." Additionally, the Board is expected to appoint an audit committee, nominating committee and compensation committee, and to adopt charters relative to each such committee. Until further determination by the Board, the full Board will undertake the duties of the audit committee, compensation committee and nominating committee.

6. Executive Compensation.

SUMMARY COMPENSATION TABLE

Name and Position	Year Ending March 31	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Bill Noonan	2009	85,247							85,247
President and CEO

Craig Swanson	2009	35,500							35,500
Former President

DIRECTOR'S COMPENSATION

The following Director Compensation Table sets forth the compensation of our directors for the fiscal year ending on March 31, 2009.
NAME	Year Ended March 31	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($) (1)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)

Leon Shwetz	2009		25,000					25,000
_______________
(1)	Reflects value of shares of restricted common stock received as compensation as Director. See notes to financial statements for valuation.

7. Certain Relationships and Related Transactions, and Director Independence.

Related Transactions

On October 27, 2008, MCC issued 2,620,000 shares of common stock to Salesware, Inc. for the purchase of certain of its proprietary software.  Salesware, Inc. is a corporation controlled and owned by our President and Director, Bill Noonan.

From the date of formation to April 22, 2009, MCC has issued an aggregate of 176,800 shares of common stock as financial advisory services compensation to our Director Leon Shwetz.

Director Independence

Our stock is listed on the Over the Counter Bulletin Board and therefore the Company has no requirement that its Board of Directors have a majority of independent Directors and no corresponding definition of what constitutes independence for a director.  However, for example, under NASDAQ’s standard for director independence, our director Leon Shwetz qualifies as independent.

8. Legal Proceedings.

We are not aware of any pending or threatened legal proceeding that, if determined in a manner adverse to us, could have a material adverse effect on our business and operations.

9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Our shares of common stock, par value $0.001 per share, are quoted on the OTC Bulletin Board under the symbol "JJIM". The Company plans to change this ticker symbol at the time it changes its name to MyContactCard, Inc.  JJIM has not actively traded on the OTC Bulletin Board as of June 8, 2009.

HOLDERS

As of June 8, 2009, there were approximately 80 holders of our common stock.

DIVIDEND POLICY

We have never declared or paid dividends on our common stock. We intend to retain earnings, if any, to support the development of our business and therefore do not anticipate paying cash dividends for the foreseeable future. Payment of future dividends, if any, will be at the discretion of our board of directors after taking into account various factors, including current financial condition, operating results and current and anticipated cash needs.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

None.

10. Recent Sales of Unregistered Securities

See Item 3.02 above for securities issued in connection with the Merger.

Prior to the Merger, MCC issued or sold the following unregistered securities:

Private Placement Financing B.  From November 4, 2008 to June, 2009, MCC sold 826,866 shares of common stock to 12 accredited investors at $0.50 per share for an aggregate proceeds of $413,423 in a private placement of securities.  This transaction did not involve a public offering, and we believe that it was exempt from the registration requirements of the Securities Act by virtue of Section 4(2) of the Securities Act and Rule 506 of Regulation D as promulgated by the SEC.

Private Placement Financing A.  From the date of formation to September 16, 2008, MCC sold 841,000 shares of common stock to 12 accredited investors at $0.50 per share for aggregate proceeds of $420,500 in a private placement of securities.  This transaction did not involve a public offering, and we believe that it was exempt from the registration requirements of the Securities Act by virtue of Section 4(2) of the Securities Act and Rule 506 of Regulation D as promulgated by the SEC.

Consultant and Director Compensation.  From the date of formation to April 22, 2009, MCC issued an aggregate of 625,133 shares to various consultants and MCC Director Leon Shwetz as compensation in lieu of cash.  These transactions did not involve a public offering, and we believe that they were exempt from the registration requirements of the Securities Act by virtue of Section 4(2) of the Securities Act.

Technology Purchase.  On October 27, 2008, MCC issued 2,620,000 shares of common stock to Salesware, Inc. for the purchase of certain of its proprietary software.  This transaction did not involve a public offering, and we believe that it was exempt from the registration requirements of the Securities Act by virtue of Section 4(2) of the Securities Act

Founders Shares. At the date of formation, MCC originally issued 4,380,000 shares of common stock to co-founder, President and Director Bill Noonan and 2,920,000 shares of common stock to co-founder and ex-officer and ex-Director Craig Swanson.  Under the terms of a settlement in connection with Mr. Swanson’s later termination, Mr. Swanson’s founder’s shares were reduced to 500,000 shares of common stock.  These transactions did not involve a public offering, and we believe that they were exempt from the registration requirements of the Securities Act by virtue of Section 4(2) of the Securities Act.

Use of Proceeds.  All proceeds from sales of securities have been used for general corporate purposes.

11. Description of Registrant’s Securities to be Registered

AUTHORIZED CAPITAL STOCK

We are authorized to issue 50,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.

COMMON STOCK

Immediately following the Merger, there were 11,797,999 shares of our common stock issued and outstanding.

The holders of our Common Stock are entitled to one vote per share held and have the sole right and power to vote on all matters on which a vote of stockholders is taken. Voting rights are non-cumulative. Common stockholders are entitled to receive dividends when, as, and if declared by the Board of Directors, out of funds legally available therefore and to share pro rata in any distribution to stockholders. Upon liquidation, dissolution, or the winding up of our Company, common stockholders are entitled to receive the net assets of our Company in proportion to the respective number of shares held by them after payment of liabilities which may be outstanding. The holders of Common Stock do not have any preemptive right to subscribe for or purchase any shares of any class of stock of the Company. The outstanding shares of Common Stock will not be subject to further call or redemption and are fully paid and non-assessable. To the extent that additional common shares are issued, the relative interest of existing stockholders will likely be diluted.

PREFERRED STOCK

There are no shares of our preferred stock issued and outstanding.

OPTIONS

There are no options to purchase Company stock outstanding.

WARRANTS

There are no warrants to purchase Company stock outstanding.

TRANSFER AGENT AND REGISTRAR

The transfer agent and registrar for our common stock is PacWest Transfer, LLC, online at www.yourtransferagent.com, 500 East Warm Springs Road Suite 240, Las Vegas, NV 89119, Tel: (702) 270-9646, Fax: (702) 433-1979.

12. Indemnification of Directors and Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes and the Company's bylaws. Under the Nevada Revised Statutes, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's Articles of Incorporation. Our Articles of Incorporation do not specifically limit the directors' immunity. Excepted from that immunity are: (a) a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest; (b) a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful; (c) a transaction from which the director derived an improper personal profit; and (d) willful misconduct.

Our bylaws provide that we will indemnify the directors to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with the directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding, or part thereof, initiated by such person unless such indemnification: (a) is expressly required to be made by law, (b) the proceeding was authorized by the board of directors, (c) is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law or (d) is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of us, or is or was serving at the request of us as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefore, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under the bylaws or otherwise.

Our bylaws provide that no advance shall be made by it to an officer of us except by reason of the fact that such officer is or was a director of the Company in which event this paragraph shall not apply, in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

13. Financial Statements and Supplementary Data

See pages F-1 through F-13 below.

14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

See Item 4.01 above

15. Financial Statements and Exhibits

See Item 9.01 below.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 8, 2009, in connection with the Merger, James Sylvester resigned from all positions with JJIM, including President, CEO, Chairman, Secretary, Principal Financial Officer and Treasurer.

On June 8, 2009, in connection with the Merger, the officers and directors stated above in Item 5.01, Section 5, took office.

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 12, 2009, the Company filed a certificate of amendment to its Articles of Incorporation. This document amended the Company's Articles of Incorporation to increase the total number of authorized shares of all classes of stock to 55,000,000 shares, of which 50,000,000 are common stock, $0.001 par value per share, and 5,000,000 are preferred stock, par value $0.001 per share, with such rights and preferences to be designated by the Board of Directors. Under the provisions of the Company's Articles of Incorporation these actions required a majority vote of shareholders.

ITEM 5.06.  CHANGE IN SHELL COMPANY STATUS

JJIM was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Merger. As a result of the Merger, the Company has merged an operating entity into its subsidiary. Consequently, the Company believes that the Merger has caused it to cease to be a shell company.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements. The financial statements required by this Item 9.01(a)(b) and (c) begin on Page F-1 of this Form 8-K and include:

(d) Exhibits.  See the Exhibit Index hereto, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Jamaica Jim, Inc.

Date: June 10, 2009	By:	/s/ Bill Noonan
Bill Noonan
Director and President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1
Agreement and Plan of Merger and Reorganization, dated April 20, 2009 between Jamaica Jim, Inc. and myContactCard, Inc. as filed as exhibit 2.1 on Form 8-K with the SEC on April 23, 2009, incorporated by reference.

2.2	Amendment to Agreement and Plan of Merger and Reorganization, dated May 28, 2009 between Jamaica Jim, Inc. and myContactCard, Inc.

2.3	Amendment No. 2 to Agreement and Plan of Merger and Reorganization dated June 8, 2009 between Jamaica Jim, Inc. and myContactCard, Inc.

3.1	Articles of Incorporation as filed on Form SB-2 on December 13, 2007, incorporated by reference.

3.2	Bylaws as filed on Form SB-2 on December 13, 2007, incorporated by reference.

3.3	Certificate of Amendment to Articles of Incorporation dated May 12, 2009.

16.1	Letter regarding Change of Certifying Accountant

21.1	List of Subsidiaries of the Company

MYCONTACTCARD, INC.
(A DEVELOPMENT-STAGE COMPANY)
TABLE OF CONTENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and
Stockholders of MyContactCard, Inc.

We have audited the accompanying balance sheet of MyContactCard, Inc. (the “Company”), a development-stage company, as of March 31, 2009, and the related statements of operations, stockholders’ deficit, and cash flows for period from April 2, 2008 (Inception) to March 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MyContactCard, Inc. as of March 31, 2009, and the results of its operations and its cash flows for period from April 2, 2008 (Inception) to March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 of the financial statements, the Company has incurred losses from since inception, and has significant working capital and accumulated deficits. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with respect to these matters are also discussed in Note 2. The financial statements do no include any adjustments that might result form the outcome of this uncertainty.

/s/ dbbmckennon

Newport Beach, California
June 10, 2009

MYCONTACTCARD, INC.
(A DEVELOPMENT-STAGE COMPANY)
BALANCE SHEET
AS OF MARCH 31, 2009

ASSETS
CURRENT ASSETS-
Cash and cash equivalents	$314
TOTAL CURRENT ASSETS	314

NONCURRENT ASSETS:
Property and equipment, net of accumulated depreciation of $7,829	79,882
Trademarks	3,900
TOTAL ASSETS	$84,096

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	$131,717
Accrued salaries and wages	92,094
Accrued lease termination	238,908
Accrued related party interest payable	19,560
Other accrued expenses	1,714
Notes payable - related parties	55,480
TOTAL CURRENT LIABILITIES	539,473
NONCURRENT LIABILITIES-
Notes payable - related parties, net of current portion	290,752
TOTAL LIABILITIES	830,225

STOCKHOLDERS' DEFICIT:
Preferred stock, $0.001 par value; 2,000,000 shares authorized; no shares issued and outstanding	-
Common stock, $0.001 par value; 20,000,000 shares authorized; 9,484,999 shares issued and outstanding	9,484
Additional paid-in capital	923,985
Deficit accumulated during the development stage	(1,679,598)
TOTAL STOCKHOLDERS' DEFICIT	(746,129)
TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT	$84,096

See notes to accompanying financial statements

MYCONTACTCARD, INC.
(A DEVELOPMENT-STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 2, 2008 (INCEPTION) THROUGH MARCH 31, 2009

Subscription revenue	$30,347

General and administrative expenses, including stock based compensation of $148,942	860,418
Sales and marketing, including stock based compensation of $22,500	171,522
Product design	262,692
Operating expenditures	1,294,632
OPERATING LOSS	(1,264,285)

OTHER INCOME AND EXPENSES:
Loss on impairment of property and equipment	(24,972)
Interest expense	(35,615)
Interest income	154
NET LOSS	$(1,324,718)

See notes to accompanying financial statements

MYCONTACTCARD, INC.
(A DEVELOPMENT-STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' DEFICIT
FOR THE PERIOD FROM APRIL 2, 2008 (INCEPTION) THROUGH MARCH 31, 2009

	Common Stock		Additional Paid-in	Deficit Accumulated During The Development
	Shares	Amount	Capital	Stage	Total
Balances, April 2, 2008 (Inception)	-	$-	$-	$-	$-
Shares issued to founders, recorded at par value	7,300,000	7,300	-	(357,300)	(350,000)
Shares issued for cash received at $0.50 per share between May 2008 and January 2009, net of transaction costs of $ 25,500, including 76,800 shares of common stock	1,686,666	1,686	777,737	-	779,423
Shares issued for services in August and September 2008 valued at $0.50	298,333	298	148,868	-	149,166
Shares issued in connection with technology acquired from SalesWare, Inc. in October 2008 recorded at par value	2,620,000	2,620	(2,620)	-	-
Return of founder shares in January 2009, recorded at par value	(2,420,000)	(2,420)	-	2,420	-
Net loss	-	-	-	(1,324,718)	(1,324,718)
Balances, March 31, 2009	9,484,999	$9,484	$923,985	$(1,679,598)	$(746,129)

See notes to accompanying financial statements

MYCONTACTCARD, INC.
(A DEVELOPMENT-STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM APRIL 2, 2008 (INCEPTION) THROUGH MARCH 31, 2009

Cash flows used by operating activities:
Net loss	$(1,324,718)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	10,197
Loss on disposal of fixed assets	24,972
Stock issued for services	149,167
Accounts payable	131,717
Accrued lease termination	238,908
Accrued liabilities	113,368
Net cash used in operating activities	(656,389)

Cash flow used by investing activities:
Trademark expenditures	(3,900)
Acquisition of PP&E	(115,051)
Net cash used in investing activities	(118,951)

Cash flow provided by financing activities:
Net proceeds from sale of common stock	779,422
Proceeds from related party notes payable	19,000
Payments on related party notes payable	(22,768)
Net cash provided by financing activities	775,654

Increase in cash	314
Cash at the beginning of the period	-
Cash at the end of the period	$314

Supplemental disclosures of cash flows-
Cash paid for interest	$18,146

Non-cash investing and financing activities:
Note payable - related party incurred through technology transfer	$350,000

See notes to accompanying financial statements

MYCONTACTCARD, INC.
(A DEVELOPMENT-STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization, History and Significant Accounting Policies and Procedures

Organization and History
MyContactCard, Inc. (the “Company”), a development-stage company, was incorporated in the State of Nevada on April 2, 2008 (“Inception”).  The Company has developed a proprietary web-based subscription application for email digital signature contact cards which provides email users all the functionality commonly found in websites and adapts these features directly into the subscribers email to improve how they communicate and network via email. The Company’s rich-media ‘microsites’ include downloadable files, links, videos, music, photos, digital documents, search tools and other clickable applications without increasing email size.

On August 28, 2008, the Company entered into technology transfer agreements its founders. Under the terms of the agreement, the founders transferred the technology rights to email digital signature contact cards in exchange for 7,300,000 shares of common stock and a note payable of $350,000 to Bill Noonan, a founder and the Chief Executive Officer. See Note 4 for discussion of note payable. The Company accounted for the shares of common stock as founders’ shares and recorded them at par value with the corresponding charge to retained earnings. In addition, the Company recorded the $350,000 as a charge to retained earnings as the founders did not have any basis in the assets that were being transferred in and controlled both sides of the transaction. See Note 6, for the return of 2,420,000 founder shares to treasury.

On October 23, 2008, the Company entered into technology-transfer agreement with SalesWare, Inc., an entity owned by the Company’s Chief Executive Officer, in which provides consulting, marketing and product development services. Under the terms of the agreement, SalesWare, Inc. transferred certain technology related to Customer Relationship Management services to the Company in exchange for 2,620,000 shares of common stock. At the time of the agreement, the Company’s Chief Executive Officer controlled over 50% of the voting common stock of both entities and thus the assets and liabilities related to the technology should be carried over at their historical bases. At the time of transfer, the Chief Executive Officer had no assets or liabilities. Thus, the Company determined that the common stock should be accounted for as founder’s shares and recorded at  par value. The acquisition of the technology will integrated into the Company’s product offerings. At the time of transfer, the technology transferred had a limited revenue stream in which the Company would benefit from the future. The Company evaluated the financial records of SalesWare, Inc. and determined although the revenues related to the technology could be historically segregated, the expenditures could not. This determination was based on the fact that SalesWare, Inc. had other products and services in which the costs were comingled, and there was no basis available to allocate these expenditures. Thus, the operations of SalesWare, Inc. have been included in the Company’s financial statements from October 23, 2008, the date of the acquisition.

Fiscal Year
Management has selected March 31 as its fiscal year end.

Basis of Presentation
As of March 31, 2009, the Company is considered a development-stage entity as it has not generated sufficient revenues from its intended operations of providing email digital signature contact cards.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.

Fair Value of Financial Instruments
Fair-value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of March 31, 2009.  The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, prepaids, accounts payable, accrued liabilities and notes payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Concentrations of Credit Risk

Cash

The Company maintains its cash accounts in a commercial bank and/or in an institutional money-market fund account. The total cash balances held in a commercial bank are secured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.  At times, the Company could potentially have cash deposits in excess of federally and institutional insured limits.

Accounts Receivable and Sales

The Company provides credit in limited circumstances to customers throughout the United States. In these instances, the Company performs limited credit evaluations of its customers and does not obtain collateral with which to secure its accounts receivable. Accounts receivable, if any, are reported net of an allowance for doubtful accounts, which is managements best estimate of the for potential credit losses. The Company’s allowance for doubtful accounts is based on historical experience, but management also takes into consideration customer concentrations, creditworthiness and current economic trends when evaluating the adequacy of the allowance for doubtful accounts. Historically, the Company has not recorded an allowance

For the period from Inception through March 31, 2009, one customer accounted for 100% of revenues. Management believes that the loss of this customer would have a material impact on the Company’s financial position, results of operations and cash flows.

Cash Equivalents
For the purpose of the accompanying financial statements, all highly-liquid investments with a maturity of three (3) months or less are considered to be cash equivalents.

Property and Equipment
Property and equipment are recorded at cost and depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The estimated lives of property and equipment are as follows:

Office equipment	five years
Computer software	three years
Furniture and fixtures	five years

The cost of maintenance and repairs is charged to expense as incurred.  When depreciable property is retired or otherwise disposed of, the related cost and accumulated depreciation and amortization are removed from the accounts and any gain or loss is reflected in the statement of operations.

Management assesses the recoverability of property and equipment by determining whether the depreciation and amortization of property and equipment over its remaining life can be recovered through projected undiscounted future cash flows.  The amount of property and equipment impairment if any, is measured based on fair value and is charged to operations in the period that such impairment is determined by management.  As of March 31, 2009, management believes that there is no impairment of property and equipment. See Note 3, for discussion of furniture and fixtures forfeited in connection with a pending lease obligation.

Trademarks
Trademarks are recorded at cost.  The Company capitalizes directly related legal fees, including filing fees, and evaluates the capitalized costs annually to determine if any amounts should be written down.

Website Development Costs
Under Emerging Issues TaskForce Statement 00-2, Accounting for Web Site Development Costs (“EITF 00-2”), costs and expenses incurred during the planning and operating stages of the Company’s web site are expensed as incurred. Under EITF 00-2, costs incurred in the web site application and infrastructure development stages are capitalized by the Company and amortized to expense over the web site’s estimated useful life or period of benefit. To date the Company has not capitalized any amounts related to the development of their website due to the inability to accurately track the expenditures related to the website.

The Company also applies Statement of Financial Accounting Standards (“SFAS”) No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed” to costs incurred internally in creating its software products.  Under SFAS No. 86, costs are charged to research and development expense until technological feasibility has been established for the related product.  Technical feasibility is deemed to have been established upon completion of a detail program design or completion of a working model.  Subsequent to technological feasibility having been established, software production costs shall be capitalized and reported at the lower of amortized cost or net realizable value. To date, all costs in connection with the Company’s products have been expensed due to the inability to accurately track the expenditure related to a particular product or service.

Impairment of Long-Lived and Purchased Intangible Assets
The Company has adopted Statement of Financial Accounting Standards (“SFAS”) No. 144 (“SFAS 144”). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undercounted cash flows. Should impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset.  SFAS 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Revenue Recognition
The Company generates revenue through subscriptions and recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition (“SAB104”), which superseded Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (“SAB101”).  SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured.  Determination of criteria (3) and (4) are based are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts.  Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. To date there these provisions have been insignificant. Deferred revenue consists of subscription revenues billed to subscribers that have not been recognized. As of March 31, 2009, the Company did not have any deferred revenues.

Advertising Costs
The Company expenses all costs of advertising as incurred.  The Company expensed $52,318 of advertising costs during the period from Inception through March 31, 2009.

Stock-Based Compensation
The Company follows SFAS No. 123(R), "Share Based Payment," which establishes standards for the accounting of all transactions in which an entity exchanges its equity instruments for goods or services, including transactions with non-employees and employees. SFAS No. 123(R) requires an entity to measure the cost of non-employee and employee services received in exchange for an award of equity instruments, including stock options, based on the grant date fair value of the award, and to recognize it as compensation expense over the period service is provided in exchange for the award, usually the vesting period. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company's consolidated statement of operations.

The Company's accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of Emerging Issues Task Force (“EITF”) 96-18, “Accounting for Equity Instruments That are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”.  The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor's performance is complete.  In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the service period.

Income Taxes
The Company follows SFAS No. 109, “Accounting for Income Taxes” (“SFAS 109”) for recording the provision for income taxes.  Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled.  Deferred income tax expenses or benefits are based on the changes in the asset or liability each period.  If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.  Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods.  Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate.  Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Recent Accounting Pronouncements
In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (“SFAS 141(R)”), which replaces FAS 141. SFAS 141(R) establishes principles and requirements for how an acquirer in a business combination recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any controlling interest; recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141(R) is to be applied prospectively to business combinations.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. SFAS No. 162 identifies the sources of accounting principles and provides entities with a framework for selecting the principles used in preparation of financial statements that are presented in conformity with GAAP. The current GAAP hierarchy has been criticized because it is directed to the auditor rather than the entity, it is complex, and it ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as FASB Statements of Financial Accounting Standards, below industry practices that are widely recognized as generally accepted but that are not subject to due process. The Board believes the GAAP hierarchy should be directed to entities because it is the entity (not its auditors) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. SFAS 162 is effective 60 days following the SECs approval of PCAOB Auditing Standard No. 6, Evaluating Consistency of Financial Statements (AS/6). The adoption of SFAS 162 is not expected to have a material impact on the Company’s financial position.

Note 2 – Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company during the period of Inception through March 31, 2009 incurred an operating loss before income taxes of $1,324,718 and used cash from operations of $656,389.  As of March 31, 2008, the Company had a working capital deficit of $539,159.  These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The future of the Company is dependent upon its ability to obtain equity and/or debt financing and ultimately achieving profitable operations from the sale of subscriptions of its digital signatures. During the period of Inception through March 31, 2009, the Company funded operations through debt and equity offerings.  There can be no assurance that the revenue from sales of subscriptions will be sufficient for the Company to achieve profitability in its operations, and it is possible that additional equity or debt financing may be required to continue as a going concern.  Without such additional capital, there is substantial doubt as to whether the Company will continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities, which might be necessary in the event the Company cannot continue in existence.

Note 3 – Property and Equipment

Property and equipment as of March 31, 2009 consisted of the following:

Office equipment	$78,060
Furniture and fixtures	9,651
Accumulated depreciation	(7,829)
Total	$79,882

In connection with the pending lease settlement disclosed in Note 8, the Company recorded an impairment on property and equipment during the period from Inception through March 31, 2009 of $24,972, which was a result of writing the fair market value of the property and equipment located at the Henderson, Nevada location upon vacating the premises. During the period from Inception through March 31, 2009, the Company recorded depreciation expense of $10,197.

Note 4 – Notes Payable – Related Parties

On August 28, 2008, the Company entered into a note agreement (the “Note”) with the Founder of the Company in exchange for the use of the Founder’s digital signature software, see Note 1 for additional information.  The Note has two interest components.  $152,000 of the principal balance was attributed to interest rates connected to credit card debt incurred by the Founder and bears interest rates ranging from 10% - 32%, averaging 24% per annum. The remaining $198,000 of the principal balance bears interest at 8% per annum.  Terms of the note are for a minimum of 2% of the principal balance of the credit card portion be paid each month.  As of March 31, 2009, the Company had not made the required principal payments and was technically in default of the note agreements. However, the Chief Executive Officer has represented that the notes will not be called within the next year. The remaining principal balance is due in August of 2010.  Principal and interest amounts paid on the credit card portion for the period from Inception through March 31, 2009 were $22,768 and $10,197, respectively.  The remaining principal balance and accrued interest as of March 31, 2009 were $327,231 and $19,560, respectively.

During fiscal 2009, the wife the Chief Executive Officer and majority shareholder loaned the Company a total of $19,000.  The note is non-interest bearing and payable on demand.

Maturities on long-term debt are as follows:

Period Ending March 31,	Amount
2010	$55,480
2011	290,752
Total	$346,232

Note 5 – Income Taxes

As of March 31, 2009, the Company’s deferred tax asset consists of tax effected net operating loss carry forwards of $433,765 and accrued liabilities of $101,058, of which a valuation allowance has been placed upon 100%. During the period from Inception through March 31, 2009, the Company’s valuation allowance increased by $534,823. As of March 31, 2009, the Company’s net operating loss carry forwards begin to expire in 2029 for federal purposes and 2014 for state purposes. To date, the Company’s provision for income taxes is insignificant.

Note 6 – Stockholders’ Deficit

Authorized Shares

The Company is authorized to issue 20,000,000 shares of $0.001 par value common stock and 2,000,000 shares of no par value preferred stock.

Founder Shares

On August 28, 2008, the Company issued 7,300,000 shares of common stock to the founders and officers of the Company. The common stock was recorded at its par value with the corresponding offset recorded to retained earnings.

On January 30, 2009, in connection with the settlement and resignation of Craig Swanson, a founder, member of management and a member of the board of directors, 2,420,000 shares of common stock were returned to the Company. The Company reversed the par value of the common shares, the amount at which they were originally recorded, and cancelled the common shares.

Private Placements

During the period from Inception through March 31, 2009, the Company issued 768,866 shares of common stock to 12 accredited investors as part of a friends and family private placement at a price of $0.50 per share for total gross proceeds of $384,423.

During the period from Inception through March 31, 2009, the Company issued 841,000 shares of common stock to 13 accredited investors under a private placement memorandum at a price of $0.50 per share for total gross proceeds of $420,500. In connection with the private placement, the Company incurred legal and placement agent fees of $25,500 and issued 76,800 shares of common stock. The fees paid and common stock was offset against the proceeds received.

Common Stock Issued For Services

During the period of Inception through March 31, 2009, the Company issued 298,333 shares of common stock for services rendered by vendors and consultants. The services related to general corporate duties, legal, marketing and production. The Company valued the shares on the date of issuance as there were no future performance conditions. The shares were valued at $149,166 based on the value of the fair value of the Company’s common stock which was deemed to be $0.50 based on the private placement of the Company’s common stock around the time the shares were issued.

Note 7 – Stock Options

In September 2008, the Company’s Board of Directors adopted the 2008 Incentive and Non-statutory Stock Option Plan (“Plan”) for issuance of stock options to employees and others. Under the Plan, the Company reserved one million shares for issuance.  As of March 31, 2009, no options were issued under the Plan.

Note 8 – Commitments and Contingencies

Operating Lease
In September 2008, the Company entered into a lease agreement for office space to serve as its corporate office in Henderson, Nevada. The lease term was for a period of 36 months commencing on October 1, 2008, at a rental rate of approximately $12,000 per month.  The lease agreement required a security deposit of $12,017.  On approximately February 15, 2009, due to cash flow constraints and a refocusing of the business, the Company vacated the premises leaving the furniture and other capital asset items behind.

In accordance with SFAS 146 “Accounting for Costs Associated with Exit or Disposal Activities” as of date of vacating, the Company recorded an estimated liability related to the lease termination, including back rent payable, of $233,319. All amounts were recorded to general and administrative expense. As of March 31, 2009, the Company has recognized a termination liability of $238,908.

Rent expense on this lease totaled $60,350 during the period from Inception through March 31, 2009.

Note 9 – Related-Party Transactions

See Note 4 for discussion regarding notes payable to the Chief Executive Officer and his spouse.

In connection with a private placement of the Company’s common stock, the Company incurred finder’s fees of $19,200 and issued 76,800 shares of common stock to a director of the Company. As of March 31, 2009, $19,200 is still payable and recorded in accounts payable on the accompanying balance sheet. See Note 6 for additional information.

As of March 31, 2009, included in payroll liabilities is $30,536 in salary due to the Chief Executive Officer in which has been deferred.

Note 10 – Subsequent Events

Subsequent to March 31, 2009, the Company issued 250,000 shares of common stock to a member of the board of directors for services rendered. The Company valued the shares on the date of issuance as there were no future performance conditions. The shares were valued at $125,000 based on the fair value of the Company’s common stock which was deemed to be $0.50 based on the most recent private placement of the Company’s common stock.

Acquisition

On June 8, 2009, Jamaica Jim, Inc. (“JJIM”) closed the acquisition of the Company, pursuant to an agreement and plan of merger, dated as of April 20, 2009.  Immediately prior to the closing of the acquisition, JJIM had 2,005,000 shares of common stock issued and outstanding. As part of the acquisition, the JJIM issued 9,792,999 shares of its common stock and contributed $150,000 to the former stockholders of the Company in exchange for all of the issued and outstanding shares of common stock of the Company.  Following the acquisition, there were 11,797,999 shares of JJIM common stock outstanding, of which the pre-acquisition stockholders of JJIM owned approximately 17% and the pre-acquisition stockholders of the Company owned approximately 83%.

At the time of acquisition, JJIM had no revenues, and no significant assets or liabilities.  It was considered a blank-check company prior to the acquisition.  The acquisition will be accounted for as a reverse acquisition, whereby the Company will be treated as the acquiring entity for accounting and reporting purposes.  This change in reporting entity causes the results of operations and cash flows of the Company to be reported for the periods presented in its periodic filings.  The assets and liabilities of JJIM will be recorded at fair value, and the operations and cash flows of JJIM will be included in the consolidated financial statements from the date of acquisition on June 8, 2009.

Management believes the unaudited pro forma financial data, assuming the acquisition was completed at the on the most recent balance sheet date, and assuming it closed on April 2, 2008, is not meaningful and has not been presented.  The unaudited pro forma balance sheet data is not significant because of the lack of operating assets and liabilities of JJIM.  The pro forma results of operations, including JJIM, would have caused pro forma net losses to increase, but not materially due to the limited operations of JJIM.

Sales of Common Stock

Subsequent to March 31, 2009, the Company issued 58,000 shares of common stock for $29,000 in cash proceeds.